UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2009

                             -----------------------

                                  Ryerson Inc.
             (Exact name of registrant as specified in its charter)
                                    Delaware
                 (State or other jurisdiction of incorporation)
                                    001-09117
                            (Commission File Number)
                                   36-3425828
                      (I.R.S. Employer Identification No.)

                             -----------------------

                     2621 West 15th Place, Chicago, IL 60608
              (Address of principal executive offices and zip code)
                                 (773) 762-2121
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

     On July 10, 2009, Ryerson Inc. announced that it had completed the sale of its entire equity interest in Tata Ryerson Limited to Tata Steel Limited for pre-tax proceeds of $49 million.

Item 9.01  Financial Statements and Exhibits

     (d) Exhibits

          The following exhibit is being filed with this Current Report on Form 8-K.

          99.1      Press Release dated July 10, 2009


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                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 13 , 2009

                                             RYERSON INC.



                                             By:      /s/ Barbara E. Rohde
                                                --------------------------------
                                                Name:   Barbara E. Rohde
                                                Title:  Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Press Release dated July 10, 2009